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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                         (AMENDMENT NO. 1 TO FORM 8-K)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 1, 1999



                            ALLEGIANCE TELECOM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    Delaware
                            (State of Incorporation)


               0-24509                                 75-2721491
      (Commission File Number)              (IRS Employer Identification No.)



                             1950 Stemmons Freeway
                                   Suite 3026
                              Dallas, Texas 75207
                                 (214) 261-7100
              (Address of Principal Executive Offices) (Zip Code)
              (Registrant's Telephone Number, Including Area Code)










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ITEM 5.  OTHER EVENTS.

On April 5, 1999, Allegiance Telecom, Inc. issued a press release announcing that it had closed a seven-year senior secured revolving credit facility with a syndicate of lenders lead by Goldman Sachs Credit Partners L.P., TD Securities
(USA) Inc. and Morgan Stanley Senior Funding, Inc. A Current Report on Form 8-K with respect to the press release and the credit and guaranty agreement was filed by Allegiance Telecom on April 8, 1999, and included as Exhibit 10 a copy of the credit and guaranty agreement. Certain portions of the credit and guaranty agreement were deleted, and such deleted portions were subject to a request for confidential treatment from the Securities and Exchange Commission. The purpose of this amendment is to re-file the credit and guaranty agreement because Allegiance Telecom no longer seeks confidential treatment for certain provisions previously redacted in the credit and guaranty agreement.

A copy of the redacted credit and guaranty agreement is attached as an exhibit to this amended report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)         None.

(c) The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index starting on page E-1 of this report.


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                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, Allegiance Telecom, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 20, 1999.


                                        ALLEGIANCE TELECOM, INC.

                                        By /s/ MARK B. TRESNOWSKI
                                           ----------------------------------
                                        Mark B. Tresnowski
                                        Senior Vice President, General Counsel
                                        and Secretary



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                                 EXHIBIT INDEX


   EXHIBIT
     NO.                                DESCRIPTION
   -------    -----------------------------------------------------------------

    *10 Form of Credit and Guaranty Agreement, dated as of April 1, 1999, among Allegiance Finance Company, Inc., as Borrower, Allegiance Telecom, Inc., and subsidiaries of Allegiance Telecom, Inc., as Guarantors, various lenders, Goldman Sachs Credit Partners L.P., as Syndication Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, Morgan Stanley Senior Funding, Inc., as Documentation Agent, and the Managing Agents and Co-Agents listed thereto.


   **99       Press release of Allegiance Telecom, Inc. dated April 5, 1999.

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   *          Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Securities and Exchange Commission.

   ** Previously filed in Current Report on Form 8-K with the Securities and Exchange Commission on April 8, 1999.

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